UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2015

Achillion Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33095	52-2113479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 George Street New Haven, CT	06511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 624-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K contains forward-looking statements of Achillion Pharmaceuticals, Inc. (the “Company”) that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Form 8-K are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: the Company’s estimate regarding in cash, cash equivalents and marketable securities and subscription receivables as of December 31, 2014. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes due to a number of important factors, including those risk factors attached as Exhibit 99.1 to this Form 8-K and its other filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements in this Form 8-K represent the Company’s views as of the date of this Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

As of December 31, 2014, the Company had $152.9 million in cash, cash equivalents and marketable securities, with $73.7 million comprised of cash and cash equivalents and $79.2 million comprised of marketable securities. In addition, as of December 31, 2014, the Company had $5.7 million in subscriptions receivable, as a portion of the previously reported sale of shares of its common stock under the Sales Agreement, dated November 8, 2012, between the Company and Cantor Fitzgerald & Co. closed in early January 2015.

The information contained in Item 2.02 of this Form 8-K is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2014 and its results of operations for the three months and year ended December 31, 2014. The audit of the Company’s consolidated financial statements for the year ended December 31, 2014 is ongoing and could result in changes to the information set forth above.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

The Company is filing this Current Report on Form 8-K to provide certain information as an update to and to supersede the information provided in the Company’s previous periodic filings with the SEC in order to reflect recent business developments. Updated risk factors and a summary description of the Company’s business are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. This Current Report on Form 8-K, including the exhibits hereto, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014, and September 30, 2014 and the Company’s Current Reports on Form 8-K since January 1, 2014.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Updated Risk Factors

99.2	Updated Business Summary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Achillion Pharmaceuticals, Inc.

Date: February 10, 2015	By:	/s/ Mary Kay Fenton
Mary Kay Fenton
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Updated Risk Factors

99.2	Updated Business Summary